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EXHIBIT 10.2

AMENDMENT 2008-1
TO
TYCO ELECTRONICS LTD.
EMPLOYEE STOCK PURCHASE PLAN
AS AMENDED AND RESTATED JANUARY 1, 2008

        WHEREAS, the Board of Directors delegated to the Senior Vice President, Global Human Resources the authority to make such changes to the Tyco Electronics Ltd. Employee Stock Purchase Plan (the "Plan") as are deemed legally necessary; and

        WHEREAS, the Senior Vice President, Global Human Resources deems it necessary to limit the annual amount of contributions to the Plan for Section 16 officers in order to comply with Section 16 of the Securities Exchange Act of 1934.

        NOW, THEREFORE, the Plan is hereby amended, effective January 1, 2008, as follows:

  1.
  Section 5 of the Plan is amended by adding the following sentence at the end of the Section:

      Notwithstanding any other provision in the Plan to the contrary, the maximum annual employee contribution for employees who are subject to the reporting and short-swing profit provisions of Section 16 of the Securities and Exchange Act of 1934 shall be $25,000.

Approved this 24th day of January, 2008.

By:	/s/ JANE A. LEIPOLD Jane A. Leipold Senior Vice President, Global Human Resources

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  EXHIBIT 10.2
AMENDMENT 2008-1 TO TYCO ELECTRONICS LTD. EMPLOYEE STOCK PURCHASE PLAN AS AMENDED AND RESTATED JANUARY 1, 2008